AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

FINACIAL INFORMATION

INTRODUCTION

On March 15, 2019, Enlight Group II, LLC (hereinafter referred to as the “Buyer”), a wholly owned subsidiary of AMMO, Inc., completed its acquisition of 100% of the assets of Jagemann Stamping Company’s (“Seller”) ammunition casing, projectile manufacturing and sales operations (“Jagemann Munition Components” or “JMC”) pursuant to the terms of the Amended and Restated Asset Purchase Agreement (“Amended APA”) dated March 14, 2019

Seller is engaged exclusively in the business of full-service stamping involving, among other things, the manufacture and sale of deep drawn stampings for use in the ammunition casing and projectile industries.

In accordance with the terms of the Amended APA, Buyer paid Seller a combination of $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. Common Stock.

Pursuant to the Amended APA, Buyer acquired the Seller’s munition and casing division assets (including equipment and intellectual property), and is transitioning the associated employees to its direct workforce to continue the operations at Seller’s Wisconsin facilities.

The unaudited pro forma condensed combined balance sheet as of December 31, 2018, reflects the acquisition as if it occurred on December 31, 2018. The unaudited pro forma condensed combined balance sheet dated December 31, 2018, includes JMC’s financial information as of December 31, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018, and for the nine months ended December 31, 2018, reflects the acquisition as if it occurrent on January 1, 2018, and April 1, 2018, respectively. The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements and related disclosures contained in the Company’s Annual Transition Report filed with the SEC on Form 10-KT for three month transition period ended March 31, 2018, and the Company’s Quarterly Report on Form 10-Q for the three and nine month periods ended December 31, 2018. AMMO, Inc, intends to file the JMC’s audited financial statements not later than 71 calendar days after the date this Current Report is required to be filed.

The unaudited pro forma condensed combined financial information are presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the acquisition been completed and taken place on the dates indicated or the future consolidated results of operations or financial position of the Company.

AMMO, INC.

Unaudited Pro Form Combined Condensed Balance Sheet

December 31, 2018

(Unaudited)

	AMMO, Inc.	Jagemann Munition Components	Pro Forma Adjustments		Pro Forma Condensed Combined

ASSETS
Current Assets:
Cash	$6,043,302	$-	$(7,000,000	)(b)
			4,196,280	(f)	$3,239,582
Accounts receivable, net	598,377	1,871,127	(1,871,127	)(a)	598,377
Due from related parties	25,558	-			25,558
Inventories	3,951,308	4,904,695	(4,904,695	)(a)	3,951,308
Prepaid expenses	282,861				282,861
Total Current Assets	10,901,406	6,775,822	(9,579,542)		8,097,686
Equipment, net	2,642,987	11,082,676	(11,082,676	)(a)
			19,240,000	(c)	21,882,987
Other Assets:					-
Deposits	55,415				55,415
Licensing agreements, net	154,167				154,167
Patents, net	8,559,733				8,559,733
Other Intangible Assets			5,986,250	(c)
			3,906,250	(c)	9,892,500
TOTAL ASSETS	$22,313,708	$17,858,498	$8,470,282		$48,642,488

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$366,076	$2,661,690	$(2,661,690	)(a)	$366,076
Accrued liabilities	474,797	84,869	(84,869	)(a)	474,797
Contingent consideration payable	1,200,000				1,200,000
Convertible promissory notes, net	1,545,505				1,545,505
Line of Credit		3,124,354	(3,124,354	)(a)	-
Current portion of long-term debt		1,475,575	(1,475,575	)(a)	-
Total Current Liabilities	3,586,378	7,346,488	(7,346,488)		3,586,378
Long-Term Liabilities:
Notes Payable		4,211,556	(4,211,556	)(a)	-
			10,400,000	(d)	10,400,000
Shareholders’ Equity:
Common Stock, $0.001 par value, 200,000,000 shares authorized, 34,610,586 shares issued and outstanding at December 31, 2018, and 41,744,856 issued pro forma at	34,610		4,750	(e)
December 31, 2018			2,384	(f)	41,744
Additional paid-in capital	30,407,679		11,727,750	(e)
			4,193,896	(f)	46,329,325
Accumulated (Deficit)	(11,714,959)				(11,714,959)
Jagemann Owner Equity	-	6,300,454	(6,300,454	)(a)	-
Total Shareholders’ Equity	22,313,708	6,300,454	9,628,326		34,656,110
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$22,313,708	$17,858,498	$8,470,282		$48,642,488

AMMO, INC.

Unaudited Pro Form Combined Condensed Statement of Operations

For the Nine Months Ended December 31, 2018

(Unaudited)

	AMMO, Inc.	Jagemann Munition Components	Pro Forma Adjustments		Pro Forma Condensed Combined

Net Sales	$3,201,967	$12,759,118	$(824,712	)(g)	$15,136,373
Cost of Goods Sold, includes depreciation and amortization of $97,219, and $1,001,524, respectively	2,960,262	11,244,150	(642,444	)(g)	13,561,968
Gross Margin	241,705	1,514,968	(182,268)		1,574,405

Operating Expenses
Selling and marketing	967,465	-	-		967,465
Corporate general and administrative	2,214,560	296,574	-		2,511,134
Employee salaries and related expenses	2,523,468	-	-		2,523,468
Depreciation expense	63,157	-	-		63,157
Total operating expenses	5,768,650	296,574	-		6,065,224
Loss from Operations	(5,526,945)	1,218,394	(182,268)		(4,490,819)

Other (Expenses)
Gain on bargain purchase of assets	1,599,161	-	-		1,599,161
Interest expense	(46,022)	-	-		(46,022)

(Loss) before Income Taxes	(3,973,806)	1,218,394	(182,268)		(2,937,680)

Provision for Income Taxes	-	-	-		-

Net (Loss)	$(3,973,806)	$1,218,394	$(182,268)		$(2,937,680)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	32,372,165	-	4,750,000		37,122,165
(Loss) per share	$(0.12)	-	-		$(0.08)

AMMO, INC.

Unaudited Pro Form Combined Condensed Statement of Operations

For the Three Months Ended March 31, 2018

(Unaudited)

	AMMO, Inc.	Jagemann Munition Components	Pro Forma Adjustments		Pro Forma Condensed Combined

Net Sales	$1,960,688	$2,658,617	$(364,101	)(g)	$4,255,204
Cost of Goods Sold, includes depreciation and amortization of $66,405 and $411,288, respectively	1,667,614	2,667,542	(314,272	)(g)	4,020,884
Gross Margin	293,074	(8,925)	(49,829)		234,320

Operating Expenses
Selling and marketing	585,294	-	-		585,294
Corporate general and administrative	589,983	66,801	-		656,784
Employee salaries and related expenses	914,258	-	-		914,258
Depreciation expense	5,853	-	-		5,853
Total operating expenses	2,095,388	66,801	-		2,162,189
Loss from Operations	(1,802,314)	(75,725)	(49,829)		(1,927,868)

Other (Expenses)
Interest expense	5,086	-	-		5,086

(Loss) before Income Taxes	(1,797,228)	(75,725)	(49,829)		(1,922,782)

Provision for Income Taxes	-	-	-		-

Net (Loss)	$(1,797,228)	$(75,725)	$(49,829)		$(1,922,782)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	26,045,890	-	4,750,000		30,795,890
(Loss) per share	$(0.07)	-	-		$(0.06)

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflected the combined historical financial information of AMMO, Inc. (“Ammo”) and Jagemann Stamping Company’s ammunition casing, projectile manufacturing and sales operations (“Jagemann Munition Components” or “JMC”). The pro forma adjustments are preliminary and based on estimates and have been prepared to show the effects of the acquisition of Jagemann Munition Components. The valuation and final determination of the fair value of the assets acquired from Jagemann Stamping Company will be based on a third party valuation and may significantly differ from the preliminary estimated fair value.

The unaudited pro forma condensed combined balance sheet dated December 31, 2018, includes JMC’s financial information as of December 31, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and for the nine months ended December 31, 2018, reflects the acquisition as if it occurrent on January 1, 2018 and April 1, 2018, respectively.

NOTE 2 - DESCRIPTION OF THE TRANSACTION

On March 15, 2019, Enlight Group II, LLC (hereinafter referred to as the “Buyer”), a wholly owned subsidiary of AMMO, Inc., completed its acquisition of 100% of the assets of Jagemann Stamping Company’s (“Seller”) ammunition casing, projectile manufacturing and sales operations (“Jagemann Munition Components” or “JMC”) pursuant to the terms of the Amended and Restated Asset Purchase Agreement (“Amended APA”) dated March 14, 2019

The total estimated purchase consideration is $29,132,500 which includes $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. Common Stock.

NOTE 3 - ESTIMATED PURCHASE PRICE ALLOCATION

The consideration consisted of 4,750,000 shares of unregistered common stock, payment of $7,000,000, and $10,400,000 delivered in the form of a Promissory Note. The shares were valued at approximately $2.47 each, the weighted average share price of our Common Stock that was publicly traded and sold in private placements during the current fiscal year.

Total allocation for the consideration recorded for the acquisition is as follows:

Equipment	$19,240,000
Other Intangible Assets	9,892,500
$29,132,500

The purchase price allocation to intangible assets is preliminary. The preliminary estimated fair value recorded for the acquired assets was determined by management based on the Amended APA. JMC’s significant assets include equipment and intangible assets and we have allocated the preliminary purchase price allocation accordingly. The purchase price allocation will continue to be preliminary until a third-party valuation is completed and the fair value and useful life of the assets acquired is determined. The amounts from the valuation may significantly differ from the preliminary allocation.

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 4 - ADJUSTMENTS TO FINANCIAL INFORMATION

Explanation of Pro Forma Adjustments

(a)	To remove Jagemann Munition Components’ assets, liabilities, and equity.
(b)	To record cash consideration paid to Jagemann Stamping Company.
(c)	To record assets acquired from Jagemann Stamping Company.
(d)	To record Promissory Note payable to Jagemann Stamping Company.
(e)	To record stock issued as consideration to Jagemann Stamping Company.
(f)	To record 2,384,250 shares of Common Stock issued through private placement for acquisition funds. The shares were issued at $2.00 per share totaling $4,768,500 proceeds raised less a 12% cash commission of $572,220.
(g)	To eliminate sales and cost of goods sold to Ammo, Inc.